Exhibit 99.2

EXECUTION COPY

        AMENDMENT NUMBER EIGHT, dated as of February 11, 2003 (this "Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13, 2000, Amendment No. 4 dated as of August 8, 2001, Amendment No. 5 dated as of September 30, 2001, Amendment No. 6 dated as of March 13, 2002, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 dated as of November 6, 2002 and the Waiver and Agreement dated as of December 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German limited liability company ("MKE"), and MILACRON B.V., a Dutch corporation ("Milacron B.V." and, together with MKE, the "Foreign Subsidiary Borrowers"; the Foreign Subsidiary Borrowers, collectively with the Company, the "Borrowers"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders"), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation ("DBTCA"), as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"), and PNC Bank, as documentation agent (the "Documentation Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement;

        WHEREAS, the Agent and the Lenders have considered and agreed to the Company's requests, upon the terms and conditions set forth in this Amendment;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION ONE - AMENDMENTS.

        Subject to the prior satisfaction of the condition precedent set forth in Section Three hereof, the Credit Agreement is amended as hereinafter provided in this Section One, effective as of the Amendment No. 8 Effective Date (as defined below).

        1.1. Amendments to Section 1 (Definitions) of the Credit Agreement.

        Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

        "'Amendment No. 8' shall mean Amendment Number Eight dated as of February 11, 2003 to this Agreement."

        "'Grinding Wheels Business' shall mean the business of the Company and its Subsidiaries referred to in the Company's financial statements as the 'Abrasives Business'."

        "'Round Tools Business' shall mean the business of the Company and its Subsidiaries referred to in the Company's financial statements as the 'Round tools Business'."

        Section 1.1 of the Credit Agreement is hereby further amended as follows:

        The definition of the term "Consolidated EBITDA" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

        "'Consolidated EBITDA' shall mean, without duplication, for any period, the sum of the amounts for such period of (i) the Company's Consolidated Net Income, excluding therefrom the cumulative effect of any changes in accounting principles and any extraordinary or nonrecurring items of gain or loss for such period and any restructuring charges and related severance and other expenses incurred by the Company (v) for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $12.6 million, (w) for the fiscal quarter ending December 31, 2001 in an aggregate amount of up to $17.8 million, (x) for the fiscal quarter ending March 31, 2002 in an aggregate amount of up to $10.0 million, (y) for the fiscal year ending December 31, 2002 in an aggregate amount of up to $20.0 million (which $20.0 million shall include the amount referred to in clause (x) above) and (z) for the fiscal year ending December 31, 2003 in an aggregate amount of up to $13.0 million plus (ii) the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (a) the provision for taxes based on income of the Company and its Consolidated Subsidiaries, (b) Interest Expense and (c) depreciation, amortization and other similar noncash expenses of the Company and its Consolidated Subsidiaries, for such period, all as determined on a consolidated basis for the Company and its Consolidated Subsidiaries for such period in conformity with GAAP; provided, that, for any period, the portion of Consolidated EBITDA calculated as aforesaid that is, in the reasonable determination of the Company, attributable to the Grinding Wheels Business and the Round Tools Business shall, to the extent the Grinding Wheels Business and the Round Tools Business, respectively, are treated as discontinued operations for such period in the Company's financial statements for the fiscal year or fiscal quarter ended on the last day of such period that were delivered to the Lenders pursuant to Section 5.1(a) or (b), be excluded from

        Consolidated EBITDA for such period; provided, further, that, if one or both of the Grinding Wheels Business and the Round Tools Business (each, a "Discontinued Business") have not been disposed of on or before September 30, 2003, then the portion of Consolidated EBITDA for such period that is so attributable to each Discontinued Business that has not been disposed of on or before September 30, 2003 will not be excluded pursuant to the immediately preceding proviso for purposes of calculating Consolidated EBITDA for the portion of such period beginning after June 30, 2003."

        The definition of the term "Consolidated Net Worth" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

        "'Consolidated Net Worth' shall mean, as at any date at which the amount thereof shall be determined, the sum for the Company and its Consolidated Subsidiaries (determined without duplication in accordance with GAAP) of the following: (i) the amount of capital stock and paid in capital (excluding the cost of treasury shares or other similar equity interests) plus (ii) the amount of surplus and retained earnings (or, in the case of surplus or retained earnings deficit, minus the amount of such deficit) plus (iii) any restructuring charges and related severance and other expenses incurred by the Company (v) for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $12.6 million, (w) for the fiscal quarter ending December 31, 2001 in an aggregate amount of up to $17.8 million, (x) for the fiscal quarter ending March 31, 2002 in an aggregate amount of up to $10.0 million, (y) for the fiscal year ending December 31, 2002 in an aggregate amount of up to $20.0 million (which $20.0 million shall include the amount referred to in clause (x) above) and (z) for the fiscal year ending December 31, 2003 in an aggregate amount of up to $13.0 million plus (iv) to the extent deducted in determining the amount under clause (i) or (ii) above, the cumulative effect of any changes in accounting principles."

        The definition of the term "Final Maturity Date" is hereby amended by replacing "December 31, 2004" with "March 15, 2004".

        1.2. Amendments to Section 2 (Amount and Terms of Loans) of the Credit Agreement.

        The fourth sentence of Section 2.1(a) of the Credit Agreement is hereby amended by deleting clauses (v) and (vi) thereof in their entirety and inserting in lieu thereof the following:

        "(v) on the Amendment No. 8 Effective Date, if the Total Revolving Loan Commitment shall then exceed $85,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $85,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), (vi) on June 30, 2003, if the Total Revolving Loan Commitment shall then exceed $75,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $75,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), (vii) on September 30, 2003, if the Total Revolving Loan Commitment shall then exceed $65,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total R evolving Loan Commitment shall be permanently reduced to $65,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21) and (viii) on December 15, 2003, if the Total Revolving Loan Commitment shall then exceed $55,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $55,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21)".

        1.3. Amendments to Section 6 (Negative Covenants) of the Credit Agreement.

        Section 6.7 of the Credit Agreement is hereby amended by deleting the text of such Section in its entirety and inserting in lieu thereof the following:

        "The Company and its Subsidiaries shall not make or agree to make any (i) (a) amendment to or other change to its certificate of incorporation or by-laws or (b) amendment to, or waiver of any of its rights under, any of the Certain Existing Indebtedness or the Sale-leaseback Agreement, in each case, without obtaining the prior written consent of the Requisite Lenders (which consent shall not be unreasonably withheld) to such amendment or waiver or (ii) amendment to, or waiver of any of its rights under, the Receivables Purchase Agreement, without obtaining the prior written consent of the Requisite Lenders to such amendment or waiver if, in the case of this clause (ii), such amendment or other change would reasonably be expected to (x) have a material adverse effect on the Lenders or on the Company's ability to perform any of its obligations under any of the Loan Documents or (y) materially increase the existing, or add a material amount of new, financial or other material obligations of the Company. In addition to and without limitation of the foregoing, the Company and its Subsidiaries shall not make any prepayment, redemption, repurchase, exchange offer or other modification with respect to the Certain Existing Indebtedness, in each case, without obtaining the prior written consent of the Requisite Lenders (which consent shall not be unreasonably withheld) to such prepayment, redemption, repurchase, exchange offer or other modification."

        Section 6.13 of the Credit Agreement is hereby amended by deleting the final sentence thereof in its entirety and inserting in lieu thereof the following:

        "The Company shall not permit the aggregate amount of Capital Expenditures made by the Company and its Subsidiaries to exceed (a) $15.0 million in the fiscal year of the Company ending December 31, 2003 and (b) $5.0 million in the period from and after January 1, 2004 to and including the Final Maturity Date."

        Section 6.15 of the Credit Agreement is hereby amended by replacing the dollar amounts opposite the dates March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003, respectively, with the amounts "17.1 million", "$21.6 million", "$30.6 million" and "$40.0 million", respectively.

        1.4. Amendments to Section 8 (Representations, Warranties and Agreements) of the Credit Agreement.

        Section 8.2 of the Credit Agreement is hereby amended by replacing the date "December 27, 1997" with the date "December 31, 2002".

SECTION ONE - AGREEMENT AND WAIVER

        1.1. Agreement. Notwithstanding anything to the contrary in the Credit Agreement, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 or the Waiver and Agreement dated as of December 30, 2002, each of the parties hereto hereby agrees that the only scheduled reductions in the Total Revolving Loan Commitment that shall be required to be made shall be those required by the fourth sentence of Section 2.1(a) of the Credit Agreement as amended hereby. Each of the parties hereto further agrees that the third paragraph (such paragraph beginning with the words "[u]nless otherwise agreed to by the Requisite Lenders") of that certain letter agreement dated as of June 17, 2002 is hereby deleted in its entirety.

        1.2. Waiver. Notwithstanding anything to the contrary in the Credit Agreement, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 or the Waiver and Agreement dated as of December 30, 2002, the Company shall not be required to comply with Section 5.11 of the Credit Agreement with respect to the period from and after July 1, 2003 to and including December 31, 2003.

SECTION THREE - CONDITION PRECEDENT

        This Amendment shall become effective as of the date of the satisfaction in full of the condition precedent (the "Amendment No. 8 Effective Date") that the Receivables Facility (as defined below) shall have been amended to provide for a commitment termination date of not earlier than December 31, 2003 and such amendment shall otherwise be in form and substance reasonably satisfactory to the Agent. As used herein, the term "Receivables Facility" means the Third Amended and Restated Receivables Purchase Agreement dated as of November 15, 2001, among Milacron Commerical Corp., Market Street Funding Corporation, Milacron Inc., D-M-E Company, Uniloy Milacron Inc., Talbot Holdings, LLC, Milacron Marketing Company, and PNC Bank, National Association, as amended, together with related documentation and agreements.

SECTION FOUR - REPRESENTATIONS AND WARRANTIES

        The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

        (a) Each of the Company, MKE and Milacron B.V. has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

        (b) No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

        (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company, MKE or Milacron B.V., as the case may be, and constitutes a legal, valid and binding obligation of the Company and each of MKE or Milacron B.V., as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability;

        (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company, MKE or Milacron B.V. or (ii) contractual obligations of the Company, MKE or Milacron B.V., except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect; and

        (e) On and as of the Amendment No. 8 Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION FIVE - MISCELLANEOUS

        (a) The Company shall pay in cash within two Business Days after the Amendment No. 8 Effective Date to each Lender that executes and delivers a signature page to this Amendment not later than the close of business (New York City time) on the date hereof a fee in an aggregate amount equal to 1/8 of 1% of such Lender's Commitment (after giving effect to the Total Revolving Loan Commitment reduction on the Amendment No. 8 Effective Date). Without limiting or amending the provisions of Section 11.3 of the Credit Agreement, the Company shall pay not later than February 17, 2003 all fees and expenses of the Agent (including the reasonable fees of counsel to the Agent) in connection with this Amendment and related matters that have been invoiced through February 17, 2003.

        (b) Except as herein expressly amended, agreed or waived, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (c) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment No. 8 Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

        (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

        (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

        (f) Except as set forth herein, this Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

Amendment No. 8

MILACRON INC.
		by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President - Finance and Chief Financial Officer

Notice Address: Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Cincinnati, OH 45206 Atten: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH
		by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President - Finance and Chief Financial Officer

Notice Address: Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Cincinnati, OH 45206 Atten: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON B.V.
		by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President - Finance and Chief Financial Officer

Notice Address: Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Cincinnati, OH 45206 Atten: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

ABN AMRO BANK N.YV., as a Lender,		DEUTSCHE BANK TRUST COMPANY AMERICAS, as a lender and as the agent,
by	/s/Steven C. Wimpenny, David W. Stack	by	/s/Clark G. Peterson

	Name:Steven C. Wimpenny, David W. Stack Title: Group Senior Vice President, Vice President		Name:Clark G. Peterson Title: Vice President

PNC BANK, NATIONAL ASSOCIATION as Lender,		JP MORGAN CHASE BANK (formally known as the Chase Manhatten Bank), a lender,
by	/s/Bruce A. Kintner	by	/s/Sanjeev L. Khemlani

	Name:Bruce A. Kintner Title: Vice President		Name:Sanjeev L. Khemlani Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender,		BANK ONE, INDIANA, N.A., as a lender,
by	/s/Marvin S. Kadish	by	/s/William V. Clifford

	Name:Marvin S. Kadish Title: Senior Vice President		Name:William V. Clifford Title: First Vice President

COMERICA BANK, as a lender,		FIFTH THIRD BANK, as a lender,
by	/s/Brian Oliver	by	/s/Megan S. Heisel

	Name:Brian Oliver Title: Account Officer		Name:Megan S. Heisel Title: Assistant Vice President

FIRSTAR BANK, National Association, as a lender,		SOF Investment, as a lender,
by	/s/Douglas S. Dunbar	by	/s/

	Name:Douglas S. Dunbar Title: Vice President		Name: Title:

D.E. SHAW LAMINAR PORTFOLIOS L.L.C., as a lender,		CREDIT SUISSE FIRST BOSTON, as a lender,
by	/s/	by	/s/Bill O'Daly, Cassandra Droogan

	Name: Title:		Name:Bill O'Daly, Cassandra Droogan Title: Director, Associate